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                                  EXHIBIT  10.32

                     MULTITRADE GROUP AND TULTEX CORPORATION

                                 STEAM AGREEMENT

                  AGREEMENT between Multitrade Group, Inc., a Virginia corporation organized and existing under the laws of the Commonwealth of Virginia (hereinafter referred to as "Multitrade") and Tultex Corporation, a Virginia corporation with its principal office in Martinsville, Virginia, and also having a manufacturing facility located on Commonwealth Boulevard in Martinsville, Virginia (hereinafter referred to as "Purchaser").


                  WHEREAS, Multitrade is in the process of constructing a topping cycle co-generation facility capable of generating a minimum of 250,000 pounds of steam per hour for twenty-four hours per day and 15,000 kilowatts of electrical power for delivery to the City of Martinsville, Virginia.


                  WHEREAS, in addition to the aforementioned steam generating facility, Multitrade is in the process of constructing a steam distribution system capable of supplying certain steam, water and water energy requirements of the Purchaser at its manufacturing facilities which are located in the City of Martinsville, Virginia.


                  WHEREAS, Multitrade's "topping cycle" co-generation facility will require certain volumes of water to operate the steam turbine condenser, and Multitrade will purchase necessary volume of water from the City of Martinsville for use in the co-generation cooling process. Operation of Multitrade's turbine generator cooling cycle will produce a by-product of heated water.


                  WHEREAS, the Purchaser uses hot water in its dye process division and is desirous of purchasing from Multitrade and Multitrade is desirous of selling to the Purchaser the aforementioned steam energy, hot water liquid and energy in the process hot water for use at the Purchaser's facility located in the City of Martinsville, Virginia.


                  WHEREAS, the Purchaser is desirous of purchasing from Multitrade and Multitrade is desirous of producing, transporting and selling to the Purchaser the aforementioned steam, water and water energy for use at the Purchaser's fabric manufacturing facility located in the City of Martinsville, Virginia.


                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements hereinafter set forth to be kept and performed, the parties hereto do agree as follows:

                  1.1  BTUs   Produced.   The  BTU  content  in  Steam  measured
immediately upon the Steam leaving the Multitrade boilers (1460 BTU per pound at 1500 PSI and 950 degrees Fahrenheit).

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                  1.2  BTUs  Delivered.   The  BTU  content  in  Steam  measured
immediately upon Steam passing through the Point of Delivery at the Purchaser's fabric manufacturing facility.

                  1.3 Process Hot Water. Water purchased from the City of Martinsville which is used in the turbine generator condenser for cooling purposes. Process hot water normally will be supplied to the Purchaser at a maximum of 117 degrees Fahrenheit, however, if the turbine generator is not in service, such water may be supplied at ambient City water temperature. Such water has been used in production process and is not suitable or fit for human consumption.

                  1.4 Co-Generation Facility. The real property as described in Exhibit A attached, along with any improvements, fixtures, and equipment located thereon.

                  1.5 Condensate. All the non-contaminated water obtained from condensation of the Steam used by the Purchaser.

                  1.6 Condensate Meter. The continuous Condensate flow, volume and temperature measuring device and recorder located at a point between the Purchaser's Condensate return system and the Facility.

                  1.7 Contaminated Water. Water or Steam returned by the Purchaser to Multitrade, the chemical quality and purity of which is unacceptable to Multitrade, or which would adversely affect Multitrade's intended use of the water or Steam. Water which exceeds the following parameters will not be acceptable for use in the Facility:

                  Parameter                   Maximum Limit
                  ---------                   -------------
                  Total Hardness              Non Detectable
                  Sodium                      .1 part per million
                  Silica                      .2 parts per million
                  Conductivity                25 Micromos
                  Total Iron                  .05 parts per million
                  Total Copper                .02 parts per million
                  Total Organic Carbon        Non Detectable
                  pH                          8.3 - 9.5 range

                  1.8 First Delivery. The first time at least 20,000 pounds of Steam per hour produced by the Co-Generation Facility passes through the Point of Delivery for one (1) continuous hour.

                  1.9 Fuel. Any substance with BTU content used to produce energy to produce Steam.

                  1.10 Fuel Meter. The continuous Fuel weight measuring devices and recorders located on the belts and pipes conveying or transporting Fuel to the boiler.

                  1.11 Fuel Used. The amount of Fuel crossing the Fuel Meters and other Fuel used in the production of Steam and electricity.

                  1.12 Month. The period between Meter readings which shall approximate a thirty (30) day period.

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                  1.13 Operating and Maintenance Costs.  All direct and indirect costs associated with the operation and maintenance of the boiler, co-generation equipment and related support equipment and facilities.

                  1.14 Operating Year. One-year periods which commence on the month and day of the First Delivery and each anniversary thereof.

                  1.15 Point of Delivery. The point on the Purchaser's side of the Steam Meter at which Steam leaves the Steam Meter.

                  1.16 Point of Return. The point at which the Condensate leaves the Condensate Meter and is returned to the Facility.

                  1.17 Pound of Steam. That amount of Steam derived from one pound of water.

                  1.18 Steam. Steam produced by Multitrade for delivery to Purchaser at the Point of Delivery.

                  1.19 Steam Meter. The continuous Steam flow, pressure and recording meter located on the low pressure side of the pressure reducing station located near the Purchaser's existing steam system.


                        SECTION 2: CONSTRUCTION OF SYSTEM

                  2.1 By separate land purchase and right of way agreements, Multitrade will purchase and/or lease on mutually agreeable terms approximately eight (8) acres of land to be used as the plant site for the aforesaid boiler plant. In addition, Multitrade will obtain right of way agreements for construction of a steam distribution system capable of delivering to the Purchaser 150,000 pounds of Steam per hour and a Condensate Return System capable of returning to Multitrade all Steam delivered to the Purchaser in the form of Condensate.

                  2.2 Multitrade agrees that upon receipt by it of a bid acceptable to it for the construction and installation of the aforesaid system, favorable receipt of permits, and arrangement of financing, it will promptly notify the Purchaser, in writing, and will purchase, construct and install necessary improvements including buildings, co-generation facility, distribution systems and associated facilities at no cost to the Purchaser in order to produce and deliver Steam energy to the Point of Delivery on the Purchaser's existing steam header.

                  2.3 The Purchaser will receive and transport the Steam from the Point of Delivery and shall purchase, construct, install, maintain and operate at its own cost and in a timely fashion, all appropriate pipes, lines, returns, wiring and related appurtenances required for such transport from the Point of Delivery through Purchaser's fabric manufacturing facility. All such pipes, lines, returns, wiring and related appurtenances shall remain the property of Purchaser even after the termination of this Agreement. Multitrade shall have no ownership interest in and no responsibility to maintain or operate any of the purchaser's equipment or any equipment beyond the Point of Delivery and prior to the Point of Return.

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                  2.4 Multitrade  agrees to construct or to have constructed and to operate said co-generation production system up to the Point of Delivery and from the Point of Return in accordance with the requirements of all applicable
municipal,   state  and/or   Federal  laws,   ordinances,   regulations   and/or
requirements.

                  2.5 Multitrade will complete the purchase, construction and installation of the aforementioned co-generation system and place the same in operation with due diligence, subject only to delays caused by labor or materials shortages, governmental regulations, strikes and any other circumstances beyond the reasonable control of Multitrade.

                  2.6 Multitrade agrees to provide the Purchaser with high quality Steam (pH 9, plus or minus 0.5, and three parts per million or less suspended solid carryover) and maintain a suitable totalizing meter showing flow and pressure (hereinafter the "Steam Meter") located on the low pressure side of the pressure reducing station. Multitrade agrees to inject into the Steam, to the reasonable satisfaction of the Purchaser, neutralizing and/or filming amine to reduce corrosion in the Condensate Return System.

                  2.7 Multitrade agrees to provide a major portion of the Purchaser's requirements for process hot water and maintain a suitable meter, showing both flow and temperature, located within fifty (50) feet of the point at which Multitrade's process hot water system connects to the Purchaser's existing process water system.

                  2.8 Multitrade's use of the Steam produced by it may require the use of additives in the boiler feedwater or Steam. Multitrade recognizes that the Steam delivered to the Purchaser will be used in a fabric dyeing process. Accordingly, Multitrade shall inject only the additives set forth on Exhibit F into the boiler feedwater, Steam and Condensate. Exhibit F shall be amended from time to time, upon the agreement of the parties, to reflect changes in technology, economics and the availability of chemicals. In the event additives are found in the Steam produced by Multitrade which have not been approved by the Purchaser, the Purchaser shall promptly notify Multitrade and request the removal of the additives and Multitrade will be obligated to discontinue use of such additives within eight (8) hours. The Purchaser shall have the option to operate its boilers until Steam quality is within the standards established herein. Nothing herein shall relieve Multitrade of liability for damages the Purchaser may sustain if Multitrade injects additives which were not previously approved by the Purchaser.

                  2.9 Multitrade shall calculate the Purchaser's monthly Steam and water usage, based on Steam and Water meter readings. The Purchaser will be entitled to adequate notice and opportunity to have its representative present at any time the Meter is read, and may inspect the Steam Meter charts at any time. If there is any dispute as to the Steam Meter's accuracy or condition, either party may, at its own expense, engage the services of an independent technician, acceptable to all parties and which acceptance will not unreasonably be withheld, to test the Steam Meter, and the technician's determination will be binding on all parties. If the technician determines that the Steam Meter is in need of repair or replacements, such repair or replacement will be made as soon as practical at Multitrade's expense. Local representatives of Multitrade and the Purchaser, by mutual agreement, will determine the amount of Steam furnished by Multitrade to the Purchaser for any period during which the Steam Meter is malfunctioning, and

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invoices will be adjusted accordingly.  (See Exhibit B - Adjusted Billing Method for Malfunctioning Steam Meter.)

                  2.10 Multitrade agrees, at no expense to the Purchaser to have the Steam, Condensate and Water Meters calibrated by such an independent technician each 180 calendar days, commencing 180 days from the First Delivery. A written report of the technician's findings and calibrations will be submitted to the Purchaser. The initial calibration will be accomplished, at Multitrade's expense, within ten (10) days of First Delivery.


              SECTION 3: TERMS OF PURCHASE AND SALE OF STEAM ENERGY

                  3.1 The Purchaser agrees to purchase Steam energy from Multitrade for a period of ten (10) years, commencing on the date of Multitrade's First Delivery of Steam through the Point of Delivery and ending ten (10) years thereafter.

                  3.2 Multitrade will make available to the Purchaser at the aforementioned Point of Delivery on a daily 24-hour basis at least 150,000 pounds per hour of dry saturated Steam at a maximum of 150 PSIG and a minimum of 125 PSIG (pounds per square inch gauge) during the period of this Agreement. In the event, during the term of this Agreement, the Purchaser's Steam requirements exceed the original 150,000 pound per hour capacity, Multitrade agrees to install additional boiler capacity to provide the additional Steam requirements. The Purchaser and Multitrade mutually agree to negotiate in good faith to establish Steam rates which reflect changes in capital, fuel and operational cost.

                  3.3 Notwithstanding the other provisions of this Agreement, the Purchaser will have the right at any time to operate its own boilers; however, if Purchaser's operation of its own boilers interferes in any way, directly or indirectly, with Multitrade's ability to deliver Steam to the Purchaser as provided for in this Agreement, the Purchaser shall nevertheless remain subject to the minimum purchase requirement set out in Section 4.8 hereof. Notwithstanding the provisions of Section 2.8, Multitrade shall bear no liability for its failure to deliver any quantity or quality of Steam which failure results directly or indirectly from the Purchaser's operation of its own boilers. Further, in the event that the Purchaser operates its own boilers, Multitrade shall purchase and give credit for Condensate being returned up to the maximum requirements of the Facility.

                  3.4 Multitrade reserves the right to sell to others any excess Steam capacity produced by its initial boiler and by the co-generation Facility which is over and above the amounts set forth in Section 3.2.


                       SECTION 4: PAYMENT RATES AND TERMS

                  4.1 The Purchaser will pay for the Steam energy delivered to it by Multitrade based on a delivered, unit price per 1,000 pounds of dry saturated Steam, as set forth in Exhibit C. All Steam costs will be based on the Steam actually delivered to the Point of Delivery.

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                  4.2 The monthly  rate price which the  Purchaser  will pay for
Steam energy and Water and water energy will be as indicated in Exhibit C attached hereto and in paragraph 6.2 hereinafter.

                  4.3 Multitrade will not purchase any fuels from (a) any officer or employee of Multitrade or (b) any supplier which is either wholly or partly owned by any officer or employee of Multitrade without written authorization signed by a representative of the Purchaser.

                  4.4 Multitrade agrees to use the most economical mix of fuels subject to state and Federal air pollution requirements. Multitrade also agrees to make a good faith and diligent effort to purchase Fuel at competitive prices and will make available to the Purchaser its records concerning Fuel costs immediately upon request from the Purchaser. If there is a subsequent increase or decrease in any of the Fuel prices, the aforementioned rate will be increased or decreased proportionately to reflect such change at the annual adjustment spelled out in Exhibit C. Fuel cost is based on input fuel cost at Point of Delivery.

                  4.5 The Purchaser agrees to negotiate with Multitrade in the anniversary month of the First Delivery of each year hereafter for the purpose of either increasing or decreasing the rate charged for Steam energy in an effort to recognize any reasonable changes in Multitrade's Operating and Maintenance Costs. Multitrade agrees to make a good faith and diligent effort to minimize all such costs. Any new rate agreed upon will become effective the first of the month subsequent to the day of agreement and will not be retroactive. Multitrade shall allow Purchaser's personnel access to all records pertaining to any of its Operating and Maintenance Costs. If no agreement can be reached within thirty (30) days, differences will be submitted to binding arbitration per Section 13.

                  4.6 The Purchaser agrees to negotiate with Multitrade in the anniversary month of the First Delivery of each year hereafter in the event that Multitrade's capacity costs increase as a result of changes in government regulations, rules, tax laws, equipment replacement or specifications and other items which may result in direct or indirect increased Steam cost for Multitrade. If no agreement can be reached within thirty (30) days, differences will be submitted to binding arbitration per Section 13.

                  4.7 The rate schedule in Exhibit C is based on the premise that the Purchaser will purchase 510,000,000 Pounds of Steam during an operating year. Purchases by the Purchaser which exceed 60,000,000 Pounds of Steam in a Month will be subject to reduced capacity and Operating and Maintenance Costs per Exhibit C price.

                  4.8 Except as provided in paragraphs 8.1 and 8.2, the Purchaser agrees that during the period of this Agreement, it will purchase from Multitrade the minimum amount of 510,000,000 Pounds of dry saturated Steam per operating year, so long as such annual quantity of Steam is available to the Purchaser from Multitrade. If the Purchaser's actual Steam purchases are less than the minimum amount set forth above and such minimum amount was available, a capacity charge of $2.20 per thousand Pounds of Steam will be computed and billed per Exhibit E.

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                  4.9 The charges for Steam  energy,  water liquid and energy in water consumed by Purchaser will be billed monthly to Tultex Corporation by Multitrade and payments will be due within twenty-five (25) days after receipt of an invoice substantially in the form of Exhibit D. Multitrade may charge a three percent (3%) late charge on any bill not paid within thirty-five (35)
days. If any bill is not paid, including the late charge, within sixty (60) days, in addition to other remedies which may be available, Multitrade may discontinue service upon not less than five (5) days written notice to the Purchaser. No such discontinuance of service shall render Multitrade liable for damages or relieve the Purchaser from performance of its obligations hereunder as long as Multitrade is not in material default under this Agreement at the time service is discontinued and the Purchaser is not reasonably contesting any unpaid invoice.


                      SECTION 5: OPERATION OF THE FACILITY

                  5.1 Multitrade agrees to use diligence to maintain and operate the co-generation Facility and distribution system in such a manner as to avoid any unnecessary interruption of service to the Purchaser.

                  5.2 Multitrade agrees to notify the Purchaser in writing of its normal operating schedule, start-up and shutdown times and any changes thereto.

                  5.3 The Purchaser agrees, at no expense to Multitrade, to make
the  necessary   provisions  within  its  Steam  system  to  accept  Steam  from
Multitrade.


              SECTION 6: PURCHASE OF WATER AND ENERGY IN HOT WATER

                  6.1 Multitrade agrees to provide the Purchaser with a maximum of 2,000,000 gallons per twenty-four hour day of process hot water extracted from the condenser cooling cycle of the co-generation operation. In the event the co-generation condenser is not in operation, Multitrade may provide process water to the Purchaser at ambient City water temperature. Multitrade shall be relieved of any obligation to provide process water to the Purchaser in the event of force majeure causes, such as non-availability of water or other events which prevent or restrict Multitrade's ability to deliver City process water.

                  6.2 The Purchaser agrees to receive process water on an "as needed" basis at its sole discretion. The Purchaser will be charged for the liquid volume of water delivered through the Point of Delivery at a rate per thousand gallons equal to the rate charged Multitrade by the City of Martinsville. In addition, the Purchaser will be charged for the heat content of water delivered based on BTU content on temperature 80 degrees Fahrenheit at a rate of $2.20 per million BTUs firm price until anniversary annual adjustment. Subsequent rates will be equal to the "Input Fuel" component rate, established annually, required to produce 1,000 Pounds of Steam.


                       SECTION 7: STEAM CONDENSATE RETURN

                  7.1 Multitrade agrees to install and maintain, at no expense to the Purchaser, a condensate return system, including but not limited to, piping, insulation, pump system and

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flow/temperature  recorder.  The condensate  return system and  flow/temperature recorder shall connect to the Purchaser's existing condensate system located in the Purchaser's existing boiler room at the Point of Return.

                  7.2 The Purchaser agrees to furnish, at no cost to Multitrade, adequate electricity to operate a condensate return pump which will be located on the premises in or near the existing boiler room.

                  7.3 The Purchaser will be given credit for all Condensate returned to Multitrade as follows: (a) seventy (70) cents per thousand gallons of liquid returned in the form of Condensate to remain firm for first year until anniversary adjustment. Subsequent rates shall be equal to the rate in effect by the City of Martinsville per thousand gallons of water. (b) Thermal value of Condensate will be equal to the fuel component of Steam and will be subject to annual adjustment. Example: 1,000,000 BTUs returned in Condensate will equal 1,000,000 BTUs of Input Fuel. BTUs returned will be calculated using temperature above 80 degrees Fahrenheit.


                SECTION 8: INTERRUPTION OF SERVICE OR OPERATIONS

                  8.1 Multitrade agrees to give the Purchaser immediate notice by the fastest means possible of any unplanned interruption of the Steam supply and to give as much written notice as possible of all planned interruptions of the Steam supply. Any planned interruption of the Steam supply will be coordinated with the Purchaser. An annual shutdown is required to comply with Virginia pressure vessel inspection requirements. In the event of any interruption of service, planned or otherwise, the annual minimum Steam purchase required of the Purchaser under paragraph 4.8 will be reduced based on a daily average minimum usage of 1,397,260 (510,000,000 divided by 365) Pounds of Steam energy for any day or part of a day Multitrade's Steam generating facility is not in operation. Should the Steam supply to the Purchaser be interrupted for any cause beyond Multitrade's control, such interruption will not constitute a breach of this Agreement, and Multitrade will not be liable to Purchaser for damages by reasons of any such failure, provided Multitrade makes diligent efforts to restore normal operation as soon as possible. If Multitrade's operations are disrupted for 180 consecutive days and Multitrade has failed to exercise diligent efforts to restore normal operations, the Purchaser may terminate this Agreement.

                  8.2 In the event that the Purchaser's operations are interrupted by fire, acts of God, riots, civil disorders, war, curtailment of primary utilities, work stoppages, or other similar events beyond the control of the Purchaser, the Purchaser shall be liable to Multitrade for those losses sustained by Multitrade in excess of monies received under its Business Interruption Insurance policy. The Purchaser agrees to make diligent efforts within its means to restore normal operations as swiftly as possible.

                  8.3 In the event either party desires to obtain business interruption insurance for its respective facility, each agrees, upon reasonable written notice, to permit inspection of its facilities by representatives of the insurance company during reasonable working hours.

           SECTION 9: OBLIGATION FOR PERFORMANCE UNDER THIS AGREEMENT

                  Multitrade shall remain responsible to the Purchaser for the performance of its obligations under this Agreement even though Multitrade may have contracted with a third party for performance of all or part of its obligations.


           SECTION 10: COMPLIANCE WITH LAWS, ORDINANCES OR REGULATIONS

                  Compliance with all present and future local, state or Federal laws, ordinances or regulations related to air quality, odor, noise, waste water disposal, solid waste disposal, boiler inspection, or other conditions for the protection of the environment, or otherwise, which may apply to Multitrade's boiler plant operations remain the sole responsibility of Multitrade.

                  Multitrade will indemnify and save Tultex harmless against any loss or liability it may incur by reason of the failure or refusal of Multitrade to comply with all such laws, ordinances or regulations.


                       SECTION 11: AMENDMENT OF AGREEMENT

                  This Agreement contains the entire understanding of the Parties and supersedes all prior negotiations and oral understandings, if any, and may not be amended, supplemented or modified except by written instrument signed by both parties hereto.


                               SECTION 12: RENEWAL

                  12.1 Either party wishing to negotiate for a renewal of this Agreement must notify the other in writing of its desire to so negotiate on or before the completion of the eighth (8th) operating year.

                  12.2 Upon receipt of notice as set forth in paragraph 12.1, Multitrade and Purchaser mutually agree to negotiate in good faith with respect to contract renewal. Multitrade agrees to give fair and equitable consideration to any operating and maintenance, input fuel or other direct or indirect cost items which result in decreasing the cost to it of producing Steam. The Purchaser and Multitrade agree to give fair and equitable consideration to cost increases and decreases resulting from changes in government regulations, rules, tax laws, equipment replacement or specifications and other items which may result in direct or indirect increased Steam cost for Multitrade.

                  12.3 Neither party will be obligated to renew this Agreement beyond the initial ten (10) year period, except upon mutually agreed upon terms and conditions in writing with respect to any such additional period. Provided neither party is in default, and both parties indicate in writing their desire to continue, this Agreement shall remain in effect beyond the initial ten (10) year period with either party having the right to terminate the Agreement upon two years' written notice.

                  12.4 Should Multitrade desire to terminate this Agreement at any time after the initial ten year period, then Multitrade grants to Purchaser an option to purchase the original

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Steam  producing  facility  and Steam  distribution  system  and any  applicable operating permits and similar documents pertaining to the operation of the Steam production and distribution facility. The sale price for this purchase shall be mutually agreed upon between Tultex Corporation and Multitrade.

                  12.5 If the parties are unable to agree upon the sale price, both parties shall at their own cost secure the services of an independent and qualified appraiser. If, within thirty (30) days, subsequent to receipt of appraisal, the parties are unable to reach agreement, differences shall be submitted to binding arbitration per Section 13.


                             SECTION 13: ARBITRATION

                  Any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration in accordance with the Rules of American Arbitration Association and judgment upon the award rendered by the arbitration may be entered in any court having jurisdiction. Such arbitration shall be held in Martinsville, Virginia, or other city in the Commonwealth of Virginia.


                             SECTION 14: ASSIGNMENT

                  This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns to which this Agreement relates.


                               SECTION 15: NOTICE

                  Wherever in this Agreement it shall be required or permitted that notice be given in writing, such notice shall be served by mail addressed as follows:

                  To Multitrade:          B. Edward Brammer, President
                                          Multitrade Group, Inc.
                                          P.O. Box 717
                                          Ridgeway, VA 24148

                  To Tultex Corporation:  Alvin Ratliff
                                          Vice President
                                          Tultex Corporation
                                          P.O. Box 5191
                                          Martinsville, VA 24115

                  Such addresses and personnel designations may be changed from time to time by either party by serving written notice as provided above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the 11th day of August 1987.

                                       MULTITRADE GROUP, INC.
ATTEST:
                                       By: /s/ B. E. Brammer
/s/                                        ---------------------------
-----------------------------------        Its President
Secretary

                                       MULTITRADE GROUP, INC.
ATTEST:

                                       By: /s/ B.A. Ratliff
/s/                                        ----------------------------
------------------------------------       Its Vice President
Secretary

                                    EXHIBIT A

                              Facility Description

                  The facility will consist of one 250,000 pound per hour Riley boiler with a traveling grate stoker. Power will be generated by a steam driven turbine generator set capable of producing a minimum of 15 megawatts per hour.

                  Necessary electrical switchgear, wiring, and piping shall be provided to interconnect equipment as required to make the equipment function.

                  The Facility shall include air compressors, water treatment equipment, pollution control equipment in the form of electrostatic precipitators and SO2 scrubber, pumps, and ash removal equipment as required to operate in accordance with applicable regulations now in force.

                  The Facility shall have a wood fuel storage and handling area consisting of truck scales, trailer dump, live bottom wood bin, wood day bin and necessary wood conveyors and screws to inject the wood fuel into the boiler.

                  A coal fuel handling system shall be provided including a 700-ton storage silo, coal belt and bucket elevator and coal day bunker.

                  The boiler and turbine generator shall be housed in a metal-sided steel structure set on concrete foundation designed to support the weight of the equipment and structure.

                  Necessary steam and condensate piping shall be maintained with energy efficient insulation to deliver steam to the Point of Delivery and receive condensate and transport condensate from Purchaser to the Facility. Necessary equipment such as switchgear and transformers shall be provided to deliver power produced at the Facility to the electric customer's service connection.

                  Necessary pumps, piping and vessels shall be provided to deliver 2,000,000 gallons of hot process water per day extracted from the cooling cycle of the turbine generator condenser.

                                    EXHIBIT B

                        Method of Adjusting Steam Invoice
                  To Compensate for Malfunctioning Steam Meter

(No Adjustment for one percent plus or minus of correct reading.)

STEP 1. Determine percentage meter error, either plus or minus, from calibration by independent technician.

STEP 2. Total the volume of steam purchased by the Purchaser from the time of previous calibration to the time the meter was determined to be inaccurate. Example: If an October calibration indicated meter was 2% in error-total steam usage from previous calibration through the month of October.

STEP 3. Multiply the total steam consumed by the Purchaser (the sum of STEP 2) by the percentage of meter error, less the one percent plus or minus dead band.

STEP 4. Determine the average sale price of steam to Purchaser during the period in question.

STEP 5. Multiply the product of STEP 3 by the average price determined in STEP 4.

STEP 6. Multiply the product of STEP 5 by 50% and the result equals the total credit or debit.

EXAMPLE:

September, 1985, calibration indicated three percent "plus" steam reading. Previous calibration accomplished March, 1985.

STEP 1.           Plus three percent (3%) meter reading

STEP 2.           34,495,000        Sept. 1985
                  36,257,200        Aug. 1985
                  27,172,400        July, 1985
                  35,243,659        June, 1985
                  39,148,699        May, 1985
                  35,248,489        April, 1985
                 -----------
                 207,665,647        Total Lbs.

STEP 3.           Sum of STEP 2:      207,665,647
                  Total from STEP 1
                  Less 1% Dead Band:     x      2% (3% error - 1% Dead)
                                      -----------
                                        4,153,313 Lbs.

 STEP 4.           Average Price for Steam:

                   $ 5.40      Sept. 1985
                     5.49      Aug. 1985
                     5.55      July 1985
                     5.47      June 1985
                     5.37      May 1985
                     5.43      April 1985
                   ------
                   $32.71      divided by 6 = $5.45 avg. price per 1000 lbs.

STEP 5.           Product of STEP 3:           4,153,313 Lbs.
                  Total from STEP 4:            x  $5.45 per MLbs.
                                              ----------
                                              $22,635.56

STEP 6.           Product of STEP 5:          $22,635.56
                                                x     50%
                                             -----------
                                             ($11,317.78) Net (credit) or debit

                                    EXHIBIT C

                   TULTEX MONTHLY STEAM VOLUME DISCOUNT RATES

  Gross Pounds             20,000,001  25,000,001   30,000,001   35,000,001
  Monthly Steam    0-20        to          to           to           to
  Delivered       Mil Lbs  25,000,000  30,000,000   35,000,000   40,000,000
  ---------       -------  ----------  ----------   ----------   ----------

  Fuel              $2.32     $2.32        $2.32        $2.32        $2.32

  O&M                4.13      1.84         1.50         1.27         1.10

  Capacity           2.20      2.20         2.20         2.20         2.20
                    -----     -----        -----        -----        -----

  Total Steam
  Billing Rate      $5.65     $6.36        $6.02        $5.79        $5.62


  Gross Pounds    40,000,001   45,000,001   50,000,001   55,000,001   60,000,001
  Monthly Steam       to           to           to           to          and
  Delivered       45,000,000   50,000,000   55,000,000   60,000,000     Above
  ---------       ----------   ----------   ----------   ----------     -----

  Fuel               $2.32         $2.32        $2.32       $2.32       $2.32

  O&M                  .97           .87          .79         .72         .59

  Capacity            2.20          2.20         2.20        2.20        2.20*
                     -----         -----        -----       -----       ------

  Total Steam
  Billing Rate       $5.49         $5.39        $5.31       $5.31       $5.11


*Capacity charge on the portion of steam used in excess of 60,000,000 pounds in a single month will be $1.10.


ESCALATION OF STEAM RATE

1.  Capacity Cost:                   Fixed  10  operating  years  at  $2.20  per
                                     thousand pounds for steam delivered in excess of 60,000,000 pounds.

2.  Operating and Maintenance Cost:  Fixed  one  year  re-negotiable   based  on
                                     reality cost changes. Negotiations to be held in the anniversary month of the first steam delivery to Tultex. If no agreement is reached within 30 days, submitted to binding arbitration.

3.  Fuel  Cost:                      Fixed  one  year.  Re-negotiable  based  on
                                     relative cost changes. Negotiations to be held in the anniversary month of the first steam delivery to Tultex. If no agreement is reached within 30 days, submitted to binding arbitration.

                                    EXHIBIT D

                             Multitrade Group, Inc.



Tultex Corporation
P.O. Box 5191
Martinsville, VA 24115

Invoice No.:      001 - Sample

Billing Period:  December, 1986 - Sample

Steam Delivered less than 60,000,000 lbs.    =  59,999,999 x 5.11 = $306,599.99

Steam Delivered in excess of 60,000,000 lbs. =  10,000,000 x 4.11 =   41,100.00

Gross Steam Delivered                        =  69,999,999        = $347,699.99

Condensate Returned Credits:
     4,000,000 gal liquid @ .75/MGal                              =  ($3,000.00)

     33,320,000 lbs @ 200 F = 3,998,400,000 BTU @ 2.20/MBTU       =  ($8,795.60)

NET DUE                                                           = $335,904.39

Terms:  Net Due 25th

                                    EXHIBIT E

                              Sample Annual Invoice


Tultex Corporation
P.O. Box 5191
Martinsville, VA 24115


 Invoice No.:  _____


From                      to


Minimum Gross Lbs. Steam Contract:                                  510,000,000

Gross Steam Delivered:                                              500,000,000

Sub-Total:                                                           10,000,000

Credit 3
  down days (if any) @ 1,397,200/ day:                               (4,191,780)

Sub-Total:                                                            5,808,220

Fixed Capacity Charge Rate:                                            x   2.20

Net Due                                                              $12,778.08


Terms:  Net Due Upon Receipt

                                    EXHIBIT F

         The following are mutually accepted additives to be injected in Steam or Condensate produced in Multitrade's energy conversion facility:

         Cooling Tower:      Nalco #8367       Scale Control
                             Nalco #7343       Bacteria Control
                             Nalco #7348       Dispersant

         To Boiler:          Nalco Sungard     1700 Oxygen Control Feedwater
                             Nalco #7209       Scale Control
                             Nalco #7200       Dispersant

         Steam Main:         Nalco #1810       to Condensate for pH control

                  Components listed may be changed, added, or deleted as desirable by mutually accepted written agreement signed by an officer of Multitrade and Tultex Corporation's Division Engineer.

                            AMENDMENT TO AGREEMENT

            AMENDMENT TO AGREEMENT made and executed as of the 17th day of August, 1987, by and between MULTITRADE GROUP, INC., a corporation organized and existing under the laws of the Commonwealth of Virginia (hereinafter referred to as "Multitrade"), and TULTEX CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Virginia, having a manufacturing facility located on Commonwealth Boulevard in Martinsville, Virginia (hereinafter referred to as "Purchaser"), and MULTITRADE OF MARTINSVILLE, INC., a corporation organized and existing under the laws of the Commonwealth of Virginia (hereinafter referred to as "Assignee").

            WHEREAS, Multitrade and Purchaser entered into an Agreement pertaining to the construction and operation by Multitrade of a topping cycle cogeneration facility (the "Project") producing certain quantities of steam and electrical power, and the distribution and sale of certain steam and hot water to the Purchaser; and

            WHEREAS, Multitrade anticipates the receipt of a permit to construct and operate that portion of the Project comprised of the steam generating facility and distribution system by August 1, 1987, but it appears that the regulatory agency's approval process and the subsequent construction of the electrical generation facility may be delayed or even prevented in its entirety thus also delaying or preventing the production of hot water as a by-product of the electrical generation process; and

            WHEREAS, the parties hereto desire to amend the original Agreement in anticipation of the probable delay and possible abandonment of that portion of the Project resulting in the production of process hot water; and

            WHEREAS, Multitrade wishes to assign its rights and responsibilities to Assignee, and Assignee wishes to accept and assume the same, and Purchaser has no objection thereto;

            NOW, THEREFORE, WITNESSETH: That for and in consideration of the foregoing premises and mutual agreements hereinafter set forth to be kept and performed, the parties hereto do agree that the aforesaid Agreement shall be amended as follows:

            1. That it is understood and agreed that the sale to the Purchaser of Process Hot Water and the energy contained therein produced by the Multitrade turbine generator will be delayed until such time as Multitrade is able to obtain the necessary permits and thereafter construct the electrical generating portion of the Project, and in the event that Multitrade, in its discretion, deems it economically or otherwise infeasible to complete that portion of the Project, then it shall so notify the Purchaser.

            Multitrade, until such time as the electrical generation portion of the Facility is placed in service, or during the full term of this Agreement in the event Multitrade is unable to place the turbine generator in service, shall supply the Purchaser the volume of process hot water and at the temperature spelled out in Paragraphs 1.3 and 6.1. Multitrade will use Steam discharged from turbine driven fans and pumps used in the facility operation as the primary source of energy to increase the temperature of the water. In the event energy in the Steam discharged from the fan and pump turbines is not adequate to increase the water temperature to 117 degrees Fahrenheit, Multitrade will use Steam from the boiler steam header to bring the water temperature to 117 degrees Fahrenheit.

            Multitrade also agrees, at its expense, to install and operate a heat exchanger that is capable of providing water to the Purchaser at the Delivery Point at 180 degrees Fahrenheit.

            The Purchaser agrees to pay Multitrade monthly for all Process Hot Water delivered and metered through the Point of Delivery by the following schedule:

            A. Liquid Value: equal to the rate in effect charged Multitrade by the City of Martinsville, Virginia. The rate may be changed any time during the term of this Agreement to remain commensurate with the City of Martinsville's water and sewer rate.

            B. Thermal Value of first 117 degrees Fahrenheit at 3.20 per million BTU delivered and metered through the Point of Delivery. The thermal value will be subject to annual adjustment and will remain $1.00 per million BTU higher than the Energy Rate in effect for Steam. In the event the turbine generator is placed in service, the thermal value will be equal to the Energy Rate in effect for Steam.

            C. Thermal Value for temperature in process hot water which exceeds 117 degrees Fahrenheit: will be invoiced by determining Steam equivalent and adding the Steam equivalent to the total Steam purchased during the Month, measured through the Point of Delivery, as in the following example:

                        EXAMPLE - ESTIMATED MONTHLY BILL
                        --------------------------------

      Steam:       50,000,000 Lbs/Month
      Water:       30,000,000  Gal.  x 8.33  Gal.  per Lb =  249,900,000 Lb/Mo
      Water Temp:  180(0) F

LIQUID VALUE OF WATER:

      30,000,000 Gal. x $1.50/1000 Gal. water sewer = $45,000.00

THERMAL VALUE OF WATER TO 117 DEGREES FAHRENHEIT:

      249,900,000 Lb/Mo x 37 BTU/Lb = 9,246,300,000 BTU/Mo
      9,246,300,000 ($3.20/10 BTU/Lb) = $29,588.16

STEAM EQUIVALENT OF HOT WATER ABOVE 117 DEGREES FAHRENHEIT:

      249,900,000 Lb/Mo x 63 BTU/Lb = 15,743,700,000 BTUs
      15,743,700,000 + 1200 BTU/Lb Steam = 13,119,750 Lb Steam

50,000,000 + 13,119,750 = 63,119,750 Lb Steam/Mo times

      63,119,750 x $5.11/1000 Lb Steam =                  $322,541.92
                                                          + 29,588.16
                                                          -----------
                                                          $352,130.08
         less $1.00 per thousand lbs capacity credit
         for
         Steam purchases over 60 Million Lb/Mo            -  3,119.75
                                                          -----------
                                                          $349,010.33
         less credit for Thermal and Liquid Value
         of Condensate                                    -(         )
                                                          -----------

            2. Multitrade hereby assigns and transfers and Assignee hereby accepts and assumes all rights and responsibilities of Multitrade in connection with or related to the Agreement with Purchaser, and Purchaser hereby indicates its approval of such assignment and releases Multitrade from any and all responsibilities or liabilities which have now or might in the future arise as a direct or indirect result of said Agreement.

            3. Except to the extent set forth hereinabove, all other terms, conditions and provisions of the aforesaid Agreement shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have hereunto caused these presents to be duly executed as of the day and year first above written.


ATTEST:                                  MULTITRADE GROUP, INC.



/s/                                     By:  /s/ B.E. Brammer
------------------------------------        ----------------------------------
               Secretary                                President


ATTEST:                                  TULTEX CORPORATION



/s/                                     By:  /s/ Benton A. Ratliff
------------------------------------        ----------------------------------
               Secretary                       Vice President- Operations


ATTEST:                                  MULTITRADE OF MARTINSVILLE, INC.



/s/                                     By:  /s/ B.E. Brammer
------------------------------------        ----------------------------------
               Secretary                                President

            SECOND AMENDMENT TO AGREEMENT, made and executed in multiple counterparts as of the 28th day of February, 1989, by and between MULTITRADE GROUP, INC., a corporation organized and existing under the laws of the
Commonwealth  of  Virginia  (hereinafter  referred to as  "Multitrade"),  TULTEX
CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Virginia, having a manufacturing facility located on Commonwealth Boulevard in Martinsville, Virginia (hereinafter referred to as "Purchaser") and MULTITRADE OF MARTINSVILLE, INC., a corporation organized and existing under the laws of the Commonwealth of Virginia (hereinafter referred to as "Assignee").

            WHEREAS, Multitrade and Purchaser entered into an Agreement pertaining to the construction and operation by Multitrade of a topping cycle cogeneration facility producing certain quantities of steam and electrical power, and the distribution and sale of certain steam and hot water to the Purchaser; and

            WHEREAS, on August 17, 1987, the parties hereto executed an Amendment to Agreement and by this Second Supplement wish to amend the original Agreement again;

            NOW,  THEREFORE,   WITNESSETH:  For  and  in  consideration  of  the
foregoing premises and mutual agreements hereinafter set forth, the parties hereto do agree that the aforesaid Agreement shall be amended as follows:

            1. That Exhibit C to the original Agreement between Multitrade and Purchaser be amended in accordance with "Exhibit C, Rev. #3, Effective March 1, 1989," a copy of which is attached hereto as Exhibit C. This amended Exhibit C shall have become effective March 1, 1989, and remain in full force and effect for a period of one year, or until February 28, 1990.

            2. Except to the extent set forth hereinabove, all other terms, conditions and provisions of the aforesaid Agreement and Amendment to Agreement shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have hereunto caused these presents to be duly executed as of the day and year first above written.


ATTEST:                                  MULTITRADE GROUP, INC.



/s/                                     By:  /s/ B.E. Brammer
------------------------------------        ----------------------------------
               Secretary                                President


ATTEST:                                  TULTEX CORPORATION



/s/                                     By:  /s/
------------------------------------        ----------------------------------
               Secretary                                President


ATTEST:                                  MULTITRADE OF MARTINSVILLE, INC.



/s/                                     By:  /s/ B.E. Brammer
------------------------------------        ----------------------------------
               Secretary                                President

            THIRD AMENDMENT TO AGREEMENT, made and executed in multiple counterparts as of the 15th day of May, 1990, by and between MULTITRADE GROUP, INC., a corporation organized and existing under the laws of the Commonwealth of Virginia (hereinafter referred to as "Multitrade"), TULTEX CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Virginia, having a manufacturing facility located on Commonwealth Boulevard in Martinsville, Virginia (hereinafter referred to as "Purchaser") and MULTITRADE OF MARTINSVILLE, INC., a corporation organized and existing under the laws of the Commonwealth of Virginia (hereinafter referred to as "Assignee").

            WHEREAS, Multitrade and Purchaser entered into an Agreement pertaining to the construction and operation by Multitrade of a topping cycle cogeneration facility producing certain quantities of steam and electrical power, and the distribution and sale of certain steam and hot water to the Purchaser; and

            WHEREAS, on August 17, 1987, and February 28, 1989, the parties hereto executed an Amendment to Agreement and by this Third Supplement wish to amend the original Agreement again;

            NOW,  THEREFORE,   WITNESSETH:  For  and  in  consideration  of  the
foregoing premises and mutual agreements hereinafter set forth, the parties hereto do agree that the aforesaid Agreement shall be amended as follows:

            1. That Exhibit C to the original Agreement between Multitrade and Purchaser be amended in accordance with "Exhibit C, Rev. #4, Effective March 1, 1990," a copy of which is attached hereto as Exhibit C. This amended Exhibit C shall have become effective March 1, 1990, and remain in full force and effect for a period of one year, or until February 28, 1991.

            2. Except to the extent set forth hereinabove, all other terms, conditions and provisions of the aforesaid Agreement and Amendment to Agreement shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have hereunto caused these presents to be duly executed as of the day and year first above written.


ATTEST:                                  MULTITRADE GROUP, INC.



/s/                                     By:  /s/ B.E. Brammer
------------------------------------        ----------------------------------
               Secretary                                President


ATTEST:                                  TULTEX CORPORATION



/s/                                     By:  /s/
------------------------------------        ----------------------------------
               Secretary                                President


ATTEST:                                  MULTITRADE OF MARTINSVILLE, INC.



/s/                                     By:  /s/ B.E. Brammer
------------------------------------        ----------------------------------
               Secretary                                President

            THIS FOURTH AMENDMENT TO AGREEMENT, made and executed in multiple counterparts as of the 8th day of June, 1993, by and between MULTITRADE GROUP, INC., a corporation organized and existing under the laws of the Commonwealth of Virginia (hereinafter referred to as "Multitrade"), TULTEX CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Virginia, having a manufacturing facility located on Commonwealth Boulevard in Martinsville, Virginia (hereinafter referred to as "Purchaser"), and MULTITRADE OF MARTINSVILLE, INC., a corporation organized and existing under the laws of the Commonwealth of Virginia (hereinafter referred to as "Assignee").

            WHEREAS, Multitrade and Purchaser entered into an agreement pertaining to the construction and operation by Multitrade of a topping cycle cogeneration facility producing certain quantities of steam and electrical power and the distribution and sale of certain steam and hot water to the Purchaser (hereinafter referred to as the "Agreement"); and

            WHEREAS, on August 17, 1987, February 28, 1989, and May 15, 1990, the parties hereto executed Amendments to the aforesaid Agreement and by this Fourth Amendment to Agreement wish to amend the original Agreement again;

            NOW, THEREFORE, WITNESSETH: That for and in consideration of the foregoing premises and the mutual covenants, promises and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the aforesaid Agreement shall be amended again as follows:

            1. That the original term of the existing steam Agreement between the parties shall be extended for an additional two years, until May 1, 2000, with the following additional changes:

            (1) The capacity portion of the steam rate will be reduced to $1.10 per thousand pounds for the additional two-year term, with the capacity rate remaining fixed at $2.20 for the initial term of the existing Agreement;

            (2) The minimum steam purchase requirement will be deleted for the additional two-year term, although the Purchaser agrees to purchase one hundred percent (100%) of its entire steam requirement from Multitrade during such additional two-year term.

            2. Except to the extent set forth hereinabove, all of the terms, conditions and provisions of the aforesaid Agreement, as previously amended, shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of the day and year first above written.


                                    MULTITRADE GROUP, INC.



                                    By: /s/ B.E. Brammer
                                        ---------------------------------



                                    TULTEX CORPORATION



                                    By: /s/ C.W. Davies
                                        ---------------------------------


                                    MULTITRADE OF MARTINSVILLE, INC.



                                    By:  /s/ B.E. Brammer
                                        ---------------------------------


COMMONWEALTH OF VIRGINIA,
CITY OF MARTINSVILLE, TO-WIT:

            The foregoing was acknowledged  before  me   this  5th  day  of May,
1993,  by  B. E. Brammer, the President of Multitrade Group, Inc.

            My Commission expires: March 31, 1994



                                       /s/
                                       ----------------------------------
                                                 NOTARY PUBLIC

COMMONWEALTH OF VIRGINIA,
CITY OF MARTINSVILLE, TO-WIT:

            The foregoing was acknowledged before me this 5th day of May, 1993, by _______________________, the _________________ of Tultex Corporation.

            My Commission expires: _________________



                                       __________________________________
                                                 NOTARY PUBLIC

COMMONWEALTH OF VIRGINIA,
CITY OF MARTINSVILLE, TO-WIT:

            The foregoing was acknowledged  before  me   this  5th  day  of May,
1993,  by  B. E. Brammer, the President of Multitrade of Martinsville, Inc.

            My Commission expires: March 31, 1994



                                       /s/
                                       ----------------------------------
                                                 NOTARY PUBLIC

            THIS FIFTH AMENDMENT TO AGREEMENT, made and executed in multiple counterparts as of the 1st day of June, 1997, by and between MULTITRADE GROUP, INC., a corporation organized and existing under the laws of the Commonwealth of Virginia (hereinafter referred to as "Multitrade"), TULTEX CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Virginia, having a manufacturing facility located on Commonwealth Boulevard in Martinsville, Virginia (hereinafter referred to as "Purchaser"), and MULTITRADE OF MARTINSVILLE, INC., a corporation organized and existing under the laws of the Commonwealth of Virginia (hereinafter referred to as "Assignee").

            WHEREAS, Multitrade and Purchaser entered into an agreement pertaining to the construction and operation by Multitrade of a topping cycle cogeneration facility producing certain quantities of steam and electrical power and the distribution and sale of certain steam and hot water to the Purchaser (hereinafter referred to as the "Agreement"); and

            WHEREAS, on August 17, 1987, February 28, 1989, May 15, 1990, and June 8, 1993, the parties hereto executed Amendments to the aforesaid Agreement and by this Fifth Amendment to Agreement wish to amend the original Agreement again;

            NOW, THEREFORE, WITNESSETH: That for and in consideration of the foregoing premises and the mutual covenants, promises and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the aforesaid Agreement shall be amended again as follows:

            1. That the term of the existing steam Agreement between the parties as amended shall be extended for an additional three (3) years, until midnight on April 30, 2003, with the following additional changes:

            (1) The following rates shall apply for steam purchased in the time period indicated:

         TIME PERIOD                                      RATE SCHEDULE
         -----------                                      -------------
June 1, 1997 - April 30, 1998      See "Exhibit 1 - Tultex Rate Schedule" attached hereto

May 1, 1998 - April 30, 1999       See "Exhibit 2 - Tultex Rate Schedule" attached hereto

May 1, 1999 - April 30, 2000       See "Exhibit 3 - Tultex Rate Schedule" attached hereto

May 1, 2000 - April 30, 2003       See "Exhibit 4 - Tultex Rate Schedule" attached hereto

            (2) Adding a new subparagraph 4.10, to read as follows:

                  "Other provisions of this Agreement to the contrary notwithstanding, either Multitrade, Assignee or Tultex may at any time after August 1, 2000, give notice to the other parties of its desire for a review of the steam rates set forth herein to determine if a gross inequity exists therein with respect to either party. In determining whether such a gross inequity exists, consideration shall be given, but not limited, to the cost reasonably incurred by Multitrade or Assignee in producing steam hereunder, the value thereof, and the respective financial obligations of Tultex and Multitrade or Assignee incurred in connection with fuel and operation and maintenance and delivery. If such review demonstrates that a gross inequity exists with respect to either party, the increases and decreases in the steam rate shall be changed for subsequent deliveries of steam to eliminate such inequity. The price adjustment to be made pursuant to this section and become effective immediately and will be intended to provide Multitrade or Assignee and Tultex, over the remaining term of this Agreement, with protection against changes in price levels of cost and expense items which are reasonably required for the performance of this Agreement and, in addition, to preserve the financial positions of Tultex, Multitrade and Assignee against substantial changes in the purchasing power of the dollar or in the cost of producing and delivering steam to Tultex."

            2. Except to the extent set forth hereinabove, all of the terms, conditions and provisions of the aforesaid Agreement as previously amended, shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of the day and year first above written.


                                    MULTITRADE GROUP, INC.



                                    By: /s/ B.E. Brammer
                                        --------------------------------------



                                    TULTEX CORPORATION



                                    By: /s/ Charles W. Davies
                                        --------------------------------------




                                    MULTITRADE OF MARTINSVILLE, INC.



                                    By: /s/ B.E. Brammer
                                        --------------------------------------

COMMONWEALTH OF VIRGINIA,
CITY OF MARTINSVILLE, TO-WIT:

            The foregoing was acknowledged before me this 22nd day of July, 1997, by B. E. Brammer, the CEO of Multitrade Group, Inc.

            My Commission expires: 3/31/98



                                          /s/
                                       ----------------------------------
                                                 NOTARY PUBLIC

COMMONWEALTH OF VIRGINIA,
CITY OF MARTINSVILLE, TO-WIT:

            The  foregoing  was  acknowledged   before  me  this 4th  day  of
August,  1997, by Charles W. Davies,  the CEO of Tultex Corporation.

            My Commission expires: 07/31/98



                                          /s/
                                       ----------------------------------
                                                 NOTARY PUBLIC

COMMONWEALTH OF VIRGINIA,
CITY OF MARTINSVILLE, TO-WIT:

            The foregoing was acknowledged before me this 22nd day of July, 1997, by B. E. Brammer, the CEO of Multitrade of Martinsville, Inc.

            My Commission expires: 3/31/98


                                          /s/
                                       ----------------------------------
                                                 NOTARY PUBLIC

                                    EXHIBIT 1
                              TULTEX RATE SCHEDULE
                            MONTHLY DISCOUNT SCHEDULE


Effective Period: June 1, 1997 thru April 30, 1998

ANNUAL STEAM  12,000,000  36,000,000  60,000,000  84,000,000 108,000,000 132,000,000 156,000,000 180,000,000 204,000,000 228,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

MONTHLY STEAM     0        2,000,001   4,000,001   6,000,001   8,000,001  10,000,001  12,000,001  14,000,001  16,000,001  18,000,001
                  to          to          to          to          to          to          to          to          to          to
               2,000,000   4,000,000   6,000,000   8,000,000  10,000,000  12,000,000  14,000,000  16,000,000  18,000,000  20,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Fuel              $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20
O&M              $98.33      $32.78      $19.67      $14.05      $10.93       $8.94       $7.56       $6.56       $5.78       $5.18
Capacity          $1.65       $1.65       $1.65       $1.65       $1.65       $1.65       $1.65       $1.65       $1.65       $1.65
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
    Total       $102.18      $36.63      $23.52      $17.90      $14.78      $12.79      $11.41      $10.41       $9.63       $9.03

====================================================================================================================================

ANNUAL STEAM 252,000,000 276,000,000 300,000,000 324,000,000 348,000,000 372,000,000 396,000,000 420,000,000 444,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

MONTHLY STEAM 20,000,001  22,000,001  24,000,001  26,000,001  28,000,001  30,000,001  32,000,001  34,000,001  36,000,001
                  to          to          to          to          to          to          to          to          to
              22,000,000  24,000,000  26,000,000  28,000,000  30,000,000  32,000,000  34,000,000  36,000,000  38,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Fuel              $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20
O&M               $4.68       $4.28       $3.93       $3.64       $3.39       $3.17       $2.98       $2.81       $2.66
Capacity          $1.65       $1.65       $1.65       $1.65       $1.65       $1.65       $1.65       $1.65       $1.65
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
    Total         $8.53       $8.13       $7.78       $7.49       $7.24       $7.02       $6.83       $6.66       $6.51

====================================================================================================================================

ANNUAL STEAM 468,000,000 492,000,000 516,000,000 540,000,000 564,000,000 588,000,000 612,000,000 636,000,000 660,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

MONTHLY STEAM 38,000,001  40,000,001  42,000,001  44,000,001  46,000,001  48,000,001  50,000,001  52,000,001  54,000,001
                  to          to          to          to          to          to          to          to          to
              40,000,000  42,000,000  44,000,000  46,000,000  48,000,000  50,000,000  52,000,000  54,000,000  56,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Fuel              $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20
O&M               $2.52       $2.40       $2.29       $2.19       $2.09       $2.01       $1.93       $1.86       $2.79
Capacity          $1.65       $1.65       $1.65       $1.65       $1.65       $1.65       $1.65       $1.65       $1.65
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
    Total         $6.37       $6.25       $6.14       $6.04       $5.94       $5.86       $5.78       $5.71       $5.64

====================================================================================================================================

Thermal Credit for Condensate:  $1.76 per Mil Btu's
Liquid Credit for Condensate:  $0.75 per thousand gallons

07/14/97

Effective Period: June 1, 1997 thru April 30, 1998

ANNUAL STEAM   684,000,000    708,000,000    732,000,000    756,000,000    780,000,000    804,000,000     828,000,000    852,000,000
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

MONTHLY STEAM   56,000,001     58,000,001     60,000,001     62,000,001     64,000,001     66,000,001      68,000,001    70,000,001
                    to             to             to             to             to             to              to            to
                58,000,000     60,000,000     62,000,000     64,000,000     66,000,000     68,000,000      70,000,000    72,000,000
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

Fuel                $2.20          $2.20          $2.20          $2.20          $2.20          $2.20          $2.20          $2.20
O&M                 $1.73          $1.67          $1.61          $1.56          $1.51          $1.47          $1.43          $1.38
Capacity            $1.65          $1.65          $1.65          $1.65          $1.65          $1.65          $1.65          $1.65
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
    Total           $5.58          $5.52          $5.46          $5.41          $5.36          $5.32          $5.28          $5.23

====================================================================================================================================

ANNUAL STEAM   876,000,000    900,000,000    924,000,000    948,000,000    972,000,000    996,000,000   1,202,000,000  1,044,000,000
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

MONTHLY STEAM   72,000,001     74,000,001     76,000,001     78,000,001     80,000,001     82,000,001     84,000,001     86,000,001
                    to             to             to             to             to             to             to             to
                74,000,000     76,000,000     78,000,000     80,000,000     82,000,000     84,000,000     86,000,000     88,000,000
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

Fuel                $2.20          $2.20          $2.20          $2.20          $2.29          $2.35          $2.40          $2.45
O&M                 $1.35          $1.31          $1.28          $1.24          $1.21          $1.18          $1.16          $1.13
Capacity            $1.65          $1.65          $1.65          $1.65          $1.65          $1.65          $1.65          $1.65
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
    Total           $5.20          $5.16          $5.13          $5.09          $5.15          $5.18          $5.21          $5.23

====================================================================================================================================

ANNUAL STEAM  1,068,000,000  1,092,000,000  1,116,000,000  1,140,000,000  1,168,000,000  1,188,000,000  1,212,000,000  1,236,000,000
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

MONTHLY STEAM   88,000,001     90,000,001     92,000,001     94,000,001     96,000,001     98,000,001     100,000,001    102,000,001
                    to             to             to             to             to             to              to         and above
                90,000,000     92,000,000     94,000,000     96,000,000     98,000,000     100,000,000    102,000,000
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

Fuel                $2.50          $2.55          $2.60          $2.64          $2.68          $2.72          $2.76          $2.80
O&M                 $1.10          $1.08          $1.06          $1.04          $1.01          $0.99          $0.97          $0.95
Capacity            $1.65          $1.65          $1.65          $1.65          $1.65          $1.65          $1.65          $1.65
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
    Total           $5.25          $5.28          $5.31          $5.33          $5.34          $5.36          $5.38          $5.40

====================================================================================================================================

Thermal Credit for Condensate:  $1.76 per Mil Btu's
Liquid Credit for Condensate:  $0.75 per thousand gallons

07/14/97

                                    EXHIBIT 2
                              TULTEX RATE SCHEDULE
                            MONTHLY DISCOUNT SCHEDULE


Effective Period: May 1, 1998 thru April 30, 1999
ANNUAL STEAM  12,000,000  36,000,000  60,000,000  84,000,000 108,000,000 132,000,000 156,000,000 180,000,000 204,000,000 228,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

MONTHLY STEAM     0        2,000,001   4,000,001   6,000,001   8,000,001  10,000,001  12,000,001  14,000,001  16,000,001  18,000,001
                  to          to          to          to          to          to          to          to          to          to
               2,000,000   4,000,000   6,000,000   8,000,000  10,000,000  12,000,000  14,000,000  16,000,000  18,000,000  20,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Fuel              $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20
O&M              $98.33      $32.78      $19.67      $14.05      $10.93       $8.94       $7.56       $6.56       $5.78       $5.18
Capacity          $1.40       $1.40       $1.40       $1.40       $1.40       $1.40       $1.40       $1.40       $1.40       $1.40
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
    Total       $101.93      $36.38      $23.27      $17.65      $14.53      $12.54      $11.16      $10.16       $9.38       $8.78

====================================================================================================================================

ANNUAL STEAM 252,000,000 276,000,000 300,000,000 324,000,000 348,000,000 372,000,000 396,000,000 420,000,000 444,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

MONTHLY STEAM 20,000,001  22,000,001  24,000,001  26,000,001  28,000,001  30,000,001  32,000,001  34,000,001  36,000,001
                  to          to          to          to          to          to          to          to          to
              22,000,000  24,000,000  26,000,000  28,000,000  30,000,000  32,000,000  34,000,000  36,000,000  38,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Fuel              $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20
O&M               $4.68       $4.28       $3.93       $3.64       $3.39       $3.17       $2.98       $2.81       $2.66
Capacity          $1.40       $1.40       $1.40       $1.40       $1.40       $1.40       $1.40       $1.40       $1.40
    Total         $8.28       $7.88       $7.53       $7.24       $6.99       $6.77       $6.58       $6.41       $6.26

====================================================================================================================================

ANNUAL STEAM 468,000,000 492,000,000 516,000,000 540,000,000 564,000,000 588,000,000 612,000,000 636,000,000 660,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

MONTHLY STEAM 38,000,001  40,000,001  42,000,001  44,000,001  46,000,001  48,000,001  50,000,001  52,000,001  54,000,001
                  to          to          to          to          to          to          to          to          to
              40,000,000  42,000,000  44,000,000  46,000,000  48,000,000  50,000,000  52,000,000  54,000,000  56,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Fuel              $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20
O&M               $2.52       $2.40       $2.29       $2.19       $2.09       $2.01       $1.93       $1.86       $2.79
Capacity          $1.40       $1.40       $1.40       $1.40       $1.40       $1.40       $1.40       $1.40       $1.40
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
    Total         $6.12       $6.00       $5.89       $5.79       $5.69       $5.61       $5.53       $5.46       $5.39

====================================================================================================================================

Thermal Credit for Condensate:  $1.76 per Mil Btu's
Liquid Credit for Condensate:  $0.75 per thousand gallons

07/14/97

Effective Period: May 1, 1998 thru April 30, 1999
ANNUAL STEAM   684,000,000    708,000,000    732,000,000    756,000,000    780,000,000    804,000,000    828,000,000    852,000,000
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

MONTHLY STEAM   56,000,001     58,000,001     60,000,001     62,000,001     64,000,001     66,000,001     68,000,001     70,000,001
                    to             to             to             to             to             to             to             to
                58,000,000     60,000,000     62,000,000     64,000,000     66,000,000     68,000,000     70,000,000     72,000,000
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

Fuel                $2.20          $2.20          $2.20          $2.20          $2.20          $2.20          $2.20          $2.20
O&M                 $1.73          $1.67          $1.61          $1.56          $1.51          $1.47          $1.43          $1.38
Capacity            $1.40          $1.40          $1.40          $1.40          $1.40          $1.40          $1.40          $1.40
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
    Total           $5.33          $5.27          $5.21          $5.16          $5.11          $5.07          $5.03          $4.98

====================================================================================================================================

ANNUAL STEAM   876,000,000    900,000,000    924,000,000    948,000,000    972,000,000    996,000,000   1,202,000,000  1,044,000,000
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

MONTHLY STEAM   72,000,001     74,000,001     76,000,001     78,000,001     80,000,001     82,000,001     84,000,001     86,000,001
                    to             to             to             to             to             to             to             to
                74,000,000     76,000,000     78,000,000     80,000,000     82,000,000     84,000,000     86,000,000     88,000,000
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

Fuel                $2.20          $2.20          $2.20          $2.20          $2.29          $2.35          $2.40          $2.45
O&M                 $1.35          $1.31          $1.28          $1.24          $1.21          $1.18          $1.16          $1.13
Capacity            $1.40          $1.40          $1.40          $1.40          $1.40          $1.40          $1.40          $1.40
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
    Total           $4.95          $4.91          $4.88          $4.84          $4.90          $4.93          $4.96          $4.98

====================================================================================================================================

ANNUAL STEAM  1,068,000,000  1,092,000,000  1,116,000,000  1,140,000,000  1,168,000,000  1,188,000,000  1,212,000,000  1,236,000,000
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

MONTHLY STEAM   88,000,001     90,000,001     92,000,001     94,000,001     96,000,001     98,000,001    100,000,001    102,000,000
                    to             to             to             to             to             to             to         and above
                90,000,000     92,000,000     94,000,000     96,000,000     98,000,000    100,000,000    102,000,000
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

Fuel                $2.50          $2.55          $2.60          $2.64          $2.68          $2.72          $2.76          $2.80
O&M                 $1.10          $1.08          $1.06          $1.04          $1.01          $0.99          $0.97          $0.95
Capacity            $1.40          $1.40          $1.40          $1.40          $1.40          $1.40          $1.40          $1.40
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
    Total           $5.00          $5.03          $5.06          $5.08          $5.09          $5.11          $5.13          $5.15

====================================================================================================================================


Thermal Credit for Condensate:  $1.76 per Mil Btu's
Liquid Credit for Condensate:  $0.75 per thousand gallons

07/14/97

                                    EXHIBIT 3
                              TULTEX RATE SCHEDULE
                            MONTHLY DISCOUNT SCHEDULE


Effective Period: May 1, 1999 thru April 30, 2000
ANNUAL STEAM  12,000,000 36,000,000   60,000,000  84,000,000 108,000,000 132,000,000 156,000,000 180,000,000 204,000,000 228,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

MONTHLY STEAM     0       2,000,001    4,000,001   6,000,001   8,000,001  10,000,001  12,000,001  14,000,001  16,000,001  18,000,001
                  to          to          to          to          to         to          to          to          to          to
              2,000,000   4,000,000    6,000,000   8,000,000  10,000,000  12,000,000  14,000,000  16,000,000  18,000,000  20,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Fuel              $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20
O&M              $98.33      $32.78      $19.67      $14.05      $10.93       $8.94       $7.56       $6.56       $5.78       $5.18
Capacity          $1.20       $1.20       $1.20       $1.20       $1.20       $1.20       $1.20       $1.20       $1.20       $1.20
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
    Total       $101.73      $36.18      $23.07      $17.45      $14.33      $12.34      $10.96       $9.96       $9.18       $8.58

====================================================================================================================================

ANNUAL STEAM 252,000,000 276,000,000 300,000,000 324,000,000 348,000,000 372,000,000 396,000,000  420,00,000 444,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

MONTHLY STEAM 20,000,001  22,000,001  24,000,001  26,000,001  28,000,001  30,000,001  32,000,001  34,000,001  36,000,001
                  to          to          to          to          to          to          to          to          to
              22,000,000  24,000,000  26,000,000  28,000,000  30,000,000  32,000,000  34,000,000  36,000,000  38,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Fuel              $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20
O&M               $4.68       $4.28       $3.93       $3.64       $3.39       $3.17       $2.98       $2.81       $2.66
Capacity          $1.20       $1.20       $1.20       $1.20       $1.20       $1.20       $1.20       $1.20       $1.20
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
    Total         $8.08       $7.68       $7.33       $7.04       $6.79       $6.57       $6.38       $6.21       $6.06

====================================================================================================================================

ANNUAL STEAM 468,000,000 492,000,000 516,000,000 540,000,000 564,000,000 588,000,000 612,000,000 636,000,000 660,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

MONTHLY STEAM 38,000,001  40,000,001  42,000,001  44,000,001  46,000,001  48,000,001  50,000,001  52,000,001  54,000,001
                  to          to          to          to          to          to          to          to          to
              40,000,000  42,000,000  44,000,000  46,000,000  48,000,000  50,000,000  52,000,000  54,000,000  56,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Fuel              $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20
O&M               $2.52       $2.40       $2.29       $2.19       $2.09       $2.01       $1.93       $1.86       $2.79
Capacity          $1.20       $1.20       $1.20       $1.20       $1.20       $1.20       $1.20       $1.20       $1.20
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
    Total         $6.92       $5.80       $5.69       $5.59       $5.49       $5.41       $5.33       $5.26       $5.19

====================================================================================================================================

Thermal Credit for Condensate:  $1.76 per Mil Btu's
Liquid Credit for Condensate:  $0.75 per thousand gallons

07/14/97

Effective Period:  May 1, 1999 thru April 30, 2000
ANNUAL STEAM  684,000,000    708,000,000    732,000,000    756,000,000    780,000,000    804,000,000    828,000,000    852,000,000
             -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

MONTHLY STEAM  56,000,001     58,000,001     60,000,001     62,000,001     64,000,001     66,000,001     68,000,001     70,000,001
                   to             to             to             to             to             to             to             to
               58,000,000     60,000,000     62,000,000     64,000,000     66,000,000     68,000,000     70,000,000     72,000,000
             -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

Fuel               $2.20          $2.20          $2.20          $2.20          $2.20          $2.20          $2.20          $2.20
O&M                $1.73          $1.67          $1.61          $1.56          $1.51          $1.47          $1.43          $1.38
Capacity           $1.20          $1.20          $1.20          $1.20          $1.20          $1.20          $1.20          $1.20
             -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
    Total          $5.13          $5.07          $5.01          $4.96          $4.91          $4.87          $4.83          $4.78

===================================================================================================================================

ANNUAL STEAM  876,000,000    900,000,000    924,000,000    948,000,000    972,000,000    996,000,000   1,020,000,000  1,044,000,000
             -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

MONTHLY STEAM  72,000,001     74,000,001     76,000,001     78,000,001     80,000,001     82,000,001     84,000,001     86,000,001
                   to             to             to             to             to             to             to             to
               74,000,000     76,000,000     78,000,000     80,000,000     82,000,000     84,000,000     86,000,000     88,000,000

Fuel               $2.20          $2.20          $2.20          $2.20          $2.20          $2.20          $2.20          $2.20
O&M                $1.35          $1.31          $1.28          $1.24          $1.21          $1.18          $1.16          $1.13
Capacity           $1.20          $1.20          $1.20          $1.20          $1.20          $1.20          $1.20          $1.20
    Total          $4.75          $4.71          $4.68          $4.64          $4.70          $4.73          $4.76          $4.78

===================================================================================================================================

ANNUAL STEAM 1,068,000,000  1,092,000,000  1,116,000,000  1,140,000,000  1,168,000,000  1,188,000,000  1,212,000,000  1,236,000,000
             -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

MONTHLY STEAM  88,000,001     90,000,001     92,000,001     94,000,001     96,000,001     98,000,001    100,000,001    102,000,001
                   to             to             to             to             to             to             to         and above
               90,000,000     92,000,000     94,000,000     96,000,000     98,000,000    100,000,000    102,000,000
             -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

Fuel               $2.50          $2.55          $2.60          $2.64          $2.68          $2.72          $2.76          $2.80
O&M                $1.10          $1.08          $1.06          $1.04          $1.01          $0.99          $0.97          $0.95
Capacity           $1.20          $1.20          $1.20          $1.20          $1.20          $1.20          $1.20          $1.20
             -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
    Total          $4.80          $4.83          $4.86          $4.88          $4.89          $4.91          $4.93          $4.95

===================================================================================================================================

Thermal Credit for Condensate:  $1.76 per Mil Btu's
Liquid Credit for Condensate:  $0.75 per thousand gallons

07/14/97

                                    EXHIBIT 4
                              TULTEX RATE SCHEDULE
                            MONTHLY DISCOUNT SCHEDULE


Effective Period:  May 1, 2000 thru April 30, 2003
ANNUAL STEAM  12,000,000 36,000,000   60,000,000  84,000,000 108,000,000 132,000,000 156,000,000 180,000,000 204,000,000 228,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

MONTHLY STEAM     0       2,000,001    4,000,001   6,000,001   8,000,001  10,000,001  12,000,001  14,000,001  16,000,001  18,000,001
                  to          to          to          to          to          to          to          to          to          to
              2,000,000   4,000,000    6,000,000   8,000,000  10,000,000  12,000,000  14,000,000  16,000,000  18,000,000  20,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Fuel              $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20
O&M              $98.33      $32.78      $19.67      $14.05      $10.93       $8.94       $7.56       $6.56       $5.78       $5.18
Capacity          $1.10       $1.10       $1.10       $1.10       $1.10       $1.10       $1.10       $1.10       $1.10       $1.10
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
    Total       $101.63      $36.08      $22.97      $17.35      $14.23      $12.24      $10.86       $9.86       $9.08       $8.48

====================================================================================================================================

ANNUAL STEAM 252,000,000 276,000,000 300,000,000 324,000,000 348,000,000 372,000,000 396,000,000  420,00,000 444,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

MONTHLY STEAM 20,000,001  22,000,001  24,000,001  26,000,001  28,000,001  30,000,001  32,000,001  34,000,001  36,000,001
                  to          to          to          to          to          to          to          to          to
              22,000,000  24,000,000  26,000,000  28,000,000  30,000,000  32,000,000  34,000,000  36,000,000  38,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Fuel              $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20
O&M               $4.68       $4.28       $3.93       $3.64       $3.39       $3.17       $2.98       $2.81       $2.66
Capacity          $1.10       $1.10       $1.10       $1.10       $1.10       $1.10       $1.10       $1.10       $1.10
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
    Total         $7.98       $7.58       $7.23       $6.94       $6.69       $6.47       $6.28       $6.11       $5.96

====================================================================================================================================

ANNUAL STEAM 468,000,000 492,000,000 516,000,000 540,000,000 564,000,000 588,000,000 612,000,000 636,000,000 660,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

MONTHLY STEAM 38,000,001  40,000,001  42,000,001  44,000,001  46,000,001  48,000,001  50,000,001  52,000,001  54,000,001
                  to          to          to          to          to          to          to          to          to
              40,000,000  42,000,000  44,000,000  46,000,000  48,000,000  50,000,000  52,000,000  54,000,000  56,000,000
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Fuel              $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20       $2.20
O&M               $2.52       $2.40       $2.29       $2.19       $2.09       $2.01       $1.93       $1.86       $2.79
Capacity          $1.10       $1.10       $1.10       $1.10       $1.10       $1.10       $1.10       $1.10       $1.10
             ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
    Total         $5.82       $5.70       $5.59       $5.49       $5.39       $5.31       $5.23       $5.16       $5.09

====================================================================================================================================

Thermal Credit for Condensate:  $1.76 per Mil Btu's
Liquid Credit for Condensate:  $0.75 per thousand gallons

07/14/97

Effective Period:  May 1, 2000 thru April 30, 2003
ANNUAL STEAM   684,000,000    708,000,000    732,000,000    756,000,000    780,000,000    804,000,000    828,000,000    852,000,000
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

MONTHLY STEAM   56,000,001     58,000,001     60,000,001     62,000,001     64,000,001     66,000,001     68,000,001     70,000,001
                    to             to             to             to             to             to             to             to
                58,000,000     60,000,000     62,000,000     64,000,000     66,000,000     68,000,000     70,000,000     72,000,000
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

Fuel                $2.20          $2.20          $2.20          $2.20          $2.20          $2.20          $2.20          $2.20
O&M                 $1.73          $1.67          $1.61          $1.56          $1.51          $1.47          $1.43          $1.38
Capacity            $1.10          $1.10          $1.10          $1.10          $1.10          $1.10          $1.10          $1.10
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
    Total           $5.03          $4.97          $4.91          $4.86          $4.81          $4.77          $4.73          $4.68

====================================================================================================================================

ANNUAL STEAM   876,000,000    900,000,000    924,000,000    948,000,000    972,000,000    996,000,000   1,020,000,000  1,044,000,000
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

MONTHLY STEAM   72,000,001     74,000,001     76,000,001     78,000,001     80,000,001     82,000,001     84,000,001     86,000,001
                    to             to             to             to             to             to             to             to
                74,000,000     76,000,000     78,000,000     80,000,000     82,000,000     84,000,000     86,000,000     88,000,000
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

Fuel                $2.20          $2.20          $2.20          $2.20          $2.29          $2.35          $2.40          $2.45
O&M                 $1.35          $1.31          $1.28          $1.24          $1.21          $1.18          $1.16          $1.13
Capacity            $1.10          $1.10          $1.10          $1.10          $1.10          $1.10          $1.10          $1.10
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
    Total           $4.65          $4.61          $4.58          $4.54          $4.60          $4.63          $4.66          $4.68

====================================================================================================================================

ANNUAL STEAM  1,068,000,000  1,092,000,000  1,116,000,000  1,140,000,000  1,168,000,000  1,188,000,000  1,212,000,000  1,236,000,000
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

MONTHLY STEAM   88,000,001     90,000,001     92,000,001     94,000,001     96,000,001     98,000,001    100,000,001    102,000,001
                    to             to             to             to             to             to             to         and above
                90,000,000     92,000,000     94,000,000     96,000,000     98,000,000    100,000,000    102,000,000
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------

Fuel                $2.50          $2.55          $2.60          $2.64          $2.68          $2.72          $2.76          $2.80
O&M                 $1.10          $1.08          $1.06          $1.04          $1.01          $0.99          $0.97          $0.95
Capacity            $1.10          $1.10          $1.10          $1.10          $1.10          $1.10          $1.10          $1.10
              -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
    Total           $4.70          $4.73          $4.76          $4.78          $4.79          $4.81          $4.83          $4.85

====================================================================================================================================

Thermal Credit for Condensate:  $1.76 per Mil Btu's
Liquid Credit for Condensate:  $0.75 per thousand gallons

07/14/97